Exhibit 10.5.1
The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

THIRD AMENDMENT TO SUPPLY AGREEMENT
This Third Amendment to the April 27, 2012 Supply Agreement (the “Third Amendment”) is made as of January 1, 2015 (the “Effective Date”) by and between Endo Pharmaceuticals Inc., a Delaware limited liability company with offices at 1400 Atwater Drive, Malvern, PA 19355 (“ENDO”) and Noramco, Inc. a Georgia corporation having a principal place of business at 500 Swedes Landing Road, Wilmington, DE 19801, USA (“Noramco”) hereinafter collectively and/or individually (Parties and/or Party).
WHEREAS:
(A)The Parties hereto entered into a Supply Agreement dated April 27, 2012 (the “Agreement”), and amended the Agreement on December 12, 2013 (the “First Amendment), and on April 29, 2015 (the, “Second Amendment”), and the Parties desire to amend the Agreement as set forth herein.
NOW THE PARTIES HEREBY AGREE AS FOLLOWS:
1.Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Agreement.
2.For ***, in excess of the agreed volume maximum and beginning ***, purchases by Endo and Affiliates are not included in the Agreement and shall be based on availability. Price shall be determined for each request.
3.Prices for the Agreement as of the above Effective Date of this Amendment are attached.
4.Save as otherwise expressly referred to in this Amendment the terms and conditions of the Agreement shall apply in all other respects and remain in full force and effect.
IN WITNESS WHEREOF,·the parties have caused their duly authorized representatives to execute this Third Amendment in duplicate counterparts.
ENDO PHARMACEUTICALS INC.

By:	/s/Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Chief Executive Officer
Date:	8/17/2015
NORAMCO, INC.

By:	/s/John Giannone
Name:	John Giannone
Title:	Director of US Sales
Date:	7/27/2015

Attachment
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